Revenue	12 Months Ended
Dec. 31, 2018
Revenue [Abstract]
Revenue
6.	REVENUE

	Year Ended December 31,
In thousands of U.S. Dollars	2018	2017
Poker revenue	892,557	877,296
Gaming revenue	585,846	334,781
Betting revenue	491,139	49,231
Other revenue from customers	56,419	34,155
Other sources of revenue	3,277	16,852
Total revenue	2,029,238	1,312,315

Revenue from contracts with customers have not been further disaggregated as the nature of the revenue streams, contract duration and timing of transfer of services are all largely homogenous. For further information regarding revenue, including segment revenue by major line of operations and geographic region. See note 7.

As at December 31, 2018, there are no significant contract assets or liabilities and no significant unsatisfied performance obligations. In addition, there are no significant capitalized costs to obtain a contract.